EXHIBIT 4.1

Not valid unless countersigned by transfer agent

INCORPORATED UNDER THE LAWS OF THE STATE OF

NEVADA

NUMBER		SHARES
RAPHAEL INDUSTRIES LTD,
	AUTHORIZED COMMON STOCK: 50,000,000 SHARES $0.0001 PAR VALUE	CUSIP
THIS CERTIFIES THAT
IS THE RECORD HOLDER OF

Shares of RAPHAEL INDUSTRIES LTD, Common Stock

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated	Seal	Signature

The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable law or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT - __________ Custodian ___________ (Minor) under Uniform Gifts to Minors Act ____________ (State)

Additional abbreviations may also be used though not in the above list.

For Value Received, _________________ hereby sell, assign and transfer unto _______________ (Please insert Social Security or other identifying number of Assignee).

_________________________________________________________________
(Please print or type write name and address, including zip code of Assignee)
_________________________________________________________________
_________________________________________________________________
__________________________________________________________ Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _______________________ attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated: _________________

_______________________________________
NOTICE: THE SIGNATURES TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

NOTICE SIGNATURE GUARANTEED:

___________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL STOCK EXCHANGE (OTHER THAN A SAVINGS BANK). OR A TRUST COMPANY. THE GUARANTEEING FROM MUST BE A MEMBER OF THE MEDALLION GUARANTEE PROGRAM.

TRANSFER FEE WILL APPLY